                                                                     Exhibit 7.1



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                                  INCO LIMITED

                                       TO

                              THE BANK OF NEW YORK
                                           Trustee


                                   ----------

                                    INDENTURE

                            Dated as of June 29, 1989

                                   ----------






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

                                  INCO LIMITED
           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of June 29, 1989


         Trust  Indenture                                   Indenture
           Act  Section                                      Section

       ss. 310(a)(1)                                           609
              (a)(2)                                           609
              (a)(3)                                           Not Applicable
              (a)(4)                                           Not Applicable
              (b)                                              608
                                                               610
       ss. 311(a)                                              613(a)
              (b)                                              613(b)
       ss. 311(b)(2)                                           703(a)(2)
                                                               703(b)

       ss. 312(a)                                              701
                                                               702(a)
              (b)                                              702(b)
              (c)                                              702(c)
       ss. 313(a)                                              703(a)
              (b)                                              703(b)
              (c)                                              703(a),703(b)
              (d)                                              703(c)
       ss. 314(a)                                              704
              (b)                                              Not Applicable
              (c)(1)                                           102
              (c)(2)                                           102
              (c)(3)                                           Not Applicable
              (d)                                              Not Applicable
              (e)                                              102
       ss. 315(a)                                              601(a)
              (b)                                              602
                                                               703(a)(6)
              (c)                                              601(b)
              (d)                                              601(c)
              (d)(1)                                           601(a)(1)
              (d)(2)                                           601(c)(2)
              (d)(3)                                           601(c)(3)
              (e)                                              514
       ss. 316(a)                                              101
              (a)(1)(A)                                        502
                                                               512
              (a)(1)(B)                                        513
              (a)(2)                                           Not Applicable
              (b)                                              508

------------
NOTE: This reconciliation and tie shall not for any purpose, be deemed to be part of the Indenture.

       ss. 317(a)(1)                                           503
              (a)(2)                                           504
              (b)                                              1003
       ss. 318(a)                                              107

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
PARTIES                                                                        1
RECITALS OF THE COMPANY                                                        1

                                   ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.   Definitions                                                     1
               Act                                                             2
               Affiliate                                                       2
               Attributable Debt                                               2
               Board of Directors                                              3
               Board Resolution                                                3
               Business Day                                                    3
               Commission                                                      3
               Company                                                         3
               Company Request                                                 3
               Consolidated Net Tangible Assets                                3
               Corporate Trust Office                                          4
               corporation                                                     4
               covenant defeasance                                             4
               Defaulted Interest                                              4
               Event of Default                                                4
               Funded Debt                                                     4
               Generally Accepted Accounting Principles                        4
               Holder                                                          4
               Indebtedness                                                    4
               Indenture                                                       4
               interest                                                        5
               Interest Payment Date                                           5
               Maturity                                                        5
               mortgage                                                        5
               Officers' Certificate                                           5
               Opinion of Counsel                                              5
               Original Issue Discount Security                                5
               Outstanding                                                     5
               Paying Agent                                                    7
               Person                                                          7
               Place of Payment                                                7
               Predecessor Security                                            7
               Principal Property                                              7
               Redemption Date                                                 8
               Redemption Price                                                8
               Regular Record Date                                             8


------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

               Repayment Date                                                  8
               Repayment Price                                                 8
               Responsible Officer                                             8
               Restricted Subsidiary                                           8
               Sale and Leaseback Transaction                                  9
               Securities                                                      9
               Security Register                                               9
               Security Registrar                                              9
               Special Record Date                                             9
               Stated Maturity                                                 9
               Subsidiary                                                      9
               Successor Corporation                                           9
               Trustee                                                         9
               Trust Indenture Act                                            10
               U.S. Government Obligations                                    10
               Vice President                                                 10
Section 102.   Compliance Certificates and Opinions                           10
Section 103.   Form of Documents Delivered to Trustee                         11
Section 104.   Acts of Holders                                                11
Section 105.   Notices, Etc., to Trustee and Company                          12
Section 106.   Notice to Holders; Waiver                                      13
Section 107.   Conflict with Trust Indenture Act                              13
Section 108.   Effect of Headings and Table of Contents                       13
Section 109.   Successors and Assigns                                         14
Section 110.   Separability Clause                                            14
Section 111.   Benefits of Indenture                                          14
Section 112.   Governing Law                                                  14
Section 113.   Legal Holidays                                                 14

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.   Forms Generally                                                15
Section 202.   Form of Face of Security                                       15
Section 203.   Form of Reverse of Security                                    17
Section 204.   Form of Trustee's Certificate of Authentication                22

                                 ARTICLE THREE

                                 THE SECURITIES

Section 301.   Amount Unlimited; Issuable in Series                           23
Section 302.   Denominations                                                  25
Section 303.   Execution, Authentication, Delivery and Dating                 25
Section 304.   Temporary Securities                                           27
Section 305.   Registration, Registration of Transfer and Exchange            27

Section 306.   Mutilated, Destroyed, Lost and Stolen Securities               29
Section 307.   Payment of Interest; Interest Rights Preserved                 30
Section 308.   Persons Deemed Owners                                          31
Section 309.   Cancellation                                                   32
Section 310.   Computation of Interest                                        32

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.   Satisfaction and Discharge of Indenture                        32
Section 402.   Application of Trust Money                                     34

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.   Events of Default                                              34
Section 502.   Acceleration of Maturity; Rescission and Annulment             36
Section 503.   Collection of Indebtedness and Suits for
                 Enforcement by Trustee                                       38
Section 504.   Trustee May File Proofs of Claim                               39
Section 505.   Trustee May Enforce Claims Without Possession of Securities    39
Section 506.   Application of Money Collected                                 40
Section 507.   Limitation on Suits                                            40
Section 508.   Unconditional Right of Holders to Receive Principal,
                 Premium and Interest                                         41
Section 509.   Restoration of Rights and Remedies                             41
Section 510.   Rights and Remedies Cumulative                                 42
Section 511.   Delay or Omission Not Waiver                                   42
Section 512.   Control By Holders                                             42
Section 513.   Waiver of Past Defaults                                        42
Section 514.   Undertaking for Costs                                          43

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601.   Certain Duties and Responsibilities                            44
Section 602.   Notice of Defaults                                             45
Section 603.   Certain Rights of Trustee                                      45

Section 604.   Not Responsible for Recitals or Issuance of Securities         47
Section 605.   May Hold Securities                                            47
Section 606.   Money Held in Trust                                            47
Section 607.   Compensation and Reimbursement                                 47
Section 608.   Disqualification; Conflicting Interests                        48
Section 609.   Corporate Trustee Required; Eligibility                        54
Section 610.   Resignation and Removal; Appointment of Successor              55
Section 611.   Acceptance of Appointment by Successor                         57
Section 612.   Merger, Conversion, Consolidation or Succession to Business    58
Section 613.   Preferential Collection of Claims Against Company              59
Section 614.   Appointment of Additional Trustees                             64

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.   Company to Furnish Trustee Names and Addresses of Holders      65
Section 702.   Preservation of Information; Communications to Holders         65
Section 703.   Reports By Trustee                                             67
Section 704.   Reports By Company                                             68

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.   Company May Consolidate, Etc., Only on Certain Terms           69
Section 802.   Successor Corporation Substituted                              70

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.   Supplemental Indentures Without Consent of Holders             71
Section 902.   Supplemental Indentures With Consent of Holders                73
Section 903.   Execution of Supplemental Indentures                           74
Section 904.   Effect of Supplemental Indentures                              74
Section 905.   Conformity with Trust Indenture Act                            74
Section 906.   Reference in Securities to Supplemental Indentures             75

                                   ARTICLE TEN

                                    COVENANT

Section 1001.  Payment of Principal. Premium and Interest                     75
Section 1002.  Maintenance of Office or Agency                                75
Section 1003.  Money for Securities Payments to Be Held in Trust              76
Section 1004.  Corporate Existence                                            77
Section 1005.  Maintenance of Properties                                      78
Section 1006.  Payment of Taxes and Other Claims                              78
Section 1007.  Negative Pledge                                                78
Section 1008.  Limitation on Sale and Leaseback Transactions                  81
Section 1009.  Statement by Officers as to Default                            82
Section 1010.  Waiver of Certain Covenants                                    82

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.  Applicability of Article                                       83
Section 1102.  Election to Redeem; Notice to Trustee                          83
Section 1103.  Selection by Trustee of Securities to Be Redeemed              83
Section 1104.  Notice of Redemption                                           84
Section 1105.  Deposit of Redemption Price                                    85
Section 1106.  Securities Payable on Redemption Date                          85
Section 1107.  Securities Redeemed in Part                                    85
Section 1108.  Purchase of Securities                                         86

                                 ARTICLE TWELVE

                                  SINKING FUNDS

Section 1201.  Applicability of Article                                       86
Section 1202.  Satisfaction of Sinking Fund Payments with Securities          86
Section 1203.  Redemption of Securities for Sinking Fund                      87


                                ARTICLE THIRTEEN

                   PURCHASE OR REPAYMENT OF SECURITIES BY THE
                          COMPANY AT OPTION OF HOLDERS

Section 1301.  Applicability of Article                                       87
Section 1302.  Notice of Repayment Date                                       87
Section 1303.  Deposit of Repayment Price                                     88
Section 1304.  Securities Payable on Repayment Date                           88
Section 1305.  Securities Repaid in Part                                      89

                                ARTICLE FOURTEEN

                             CONCERNING THE HOLDERS

Section 1401.  Action by Holders                                              89
Section 1402.  Proof of Record of Holders' Meeting                            90
Section 1403.  Identification of Company-Owned Securities                     90
Section 1404.  Revocation of Consents; Future Holders Bound                   90

                                 ARTICLE FIFTEEN

                                HOLDERS' MEETINGS

Section 1501.  Purposes of Meetings                                           91
Section 1502.  Call of Meetings By Trustee                                    91
Section 1503.  Call of Meetings By Company or Holders                         91
Section 1504.  Qualifications for Voting                                      92
Section 1505.  Regulations                                                    92
Section 1506.  Voting                                                         93
Section 1507.  No Delay of Rights By Meeting                                  94

                                 ARTICLE SIXTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1601.  Applicability of Article; Company Option to Effect
                 Defeasance or Covenant Defeasance                            94
Section 1602.  Defeasance and Discharge                                       95
Section 1603.  Covenant Defeasance                                            95
Section 1604.  Conditions to Defeasance or Covenant Defeasance                96
Section 1605.  Deposited Money and U.S. Government Obligations
                 to Be Held in Trust; Other Miscellaneous Provisions          98

                                ARTICLE SEVENTEEN

                            MISCELLANEOUS PROVISIONS

Section 1701.  Consent to Jurisdiction and Service of Process                 99
Section 1702.  Indenture and Securities Solely Corporate Obligations         100
Section 1703.  Execution in Counterparts                                     101

TESTIMONIUM                                                                  101
SIGNATURES AND SEALS                                                         101
ACKNOWLEDGEMENTS                                                             103

          INDENTURE, dated as of June 29, 1989, between INCO LIMITED, a corporation duly organized and existing under the laws of Canada (herein called the "Company"), having its principal executive offices at Royal Trust Tower, TorontoDominion Centre, Toronto, Ontario M5K IN4, and other executive offices at One New York Plaza, New York, New York 10004, and The Bank of New York, a New York banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.  Definitions.


          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Generally Accepted Accounting Principles; and

               (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Debt" means as to any particular lease under which any Person is at the time liable as lessee, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (including any period for which such lease has been extended or may, at the option of the lessor, be extended), discounted from the respective due dates thereof to such date at a rate per annum equivalent to the rate inherent in such lease (as determined in good faith by the Company) compounded semi-annually. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of or attributable to operating costs, maintenance and repairs, insurance, taxes, assessments, water and other utility rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty in an amount which is less than the total discounted net amount of rent required to be paid from the later of the first date upon which such lease may be so terminated or the date of the determination of such net amount of rent, as the case may be, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", (i) when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close, and (ii) when used in any other context, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman, President, any Executive Vice President or any Vice President, together with any one of its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, and delivered to the Trustee.

          "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (1) all current liabilities (excluding any portion thereof constituting Funded Debt); and (2) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and its Subsidiaries contained in the latest annual report to shareholders of the Company and computed in accordance with Generally Accepted Accounting Principles.

          "Corporate Trust Office" means the principal office of the Trustee in The City of New York at which at any particular time its corporate trust business shall be administered.

          "corporation" includes corporations, associations, companies and business trusts.

          "covenant defeasance" has the meaning specified in Section 1603.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Event of Default" has the meaning specified in Section 501.

          "Funded Debt" as applied to any Person, means all indebtedness for money borrowed, created or assumed by such Person maturing after, or renewable or extendable at the option of such Person beyond, 12 months from the date of creation thereof.

          "Generally Accepted Accounting Principles" means such accounting principles as are generally accepted in Canada in respect of the date or period for any computation or statement hereunder; provided, however, that in the event that the audited financial statements of the Company set forth in its annual report to shareholders in respect of any fiscal year shall be prepared in accordance with generally accepted United States accounting principles, then "Generally Accepted Accounting Principles" shall mean such principles for the purpose of any computation or statement hereunder made during, or in respect of, such fiscal year (or portion thereof).

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" has the meaning specified in Section 1007.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

          "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of a Holder's option to require the Company to purchase or repay the Security, or otherwise.

          "mortgage" has the meaning specified in Section 1007.

          "Officers' Certificate" means a certificate signed by any one of the Chairman, President, any Executive Vice President or any Vice President, together with any one of the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be internal legal counsel for the Company, and who shall be acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means any

                    (a) mineral property, or

                    (b) manufacturing or processing plant, building, structure or other facility, together with the land upon which it is erected and fixtures comprising a part thereof,

whether owned as of the date hereof or hereafter acquired or constructed by the Company or any Restricted Subsidiary, which is located in Canada or the United States of America or its territories or possessions, the gross book value (without deduction of any reserve for depreciation) of which, in each case, on the date as of which the determination is being made, is an amount which exceeds 0.25% of Consolidated Net Tangible Assets, except any such plant, building, structure or facility or any portion thereof (together with the land upon which it is erected and fixtures comprising a part thereof) (i) acquired or constructed principally for the purpose of controlling or abating atmospheric pollutants or contaminants, or water, noise, odor or other pollution or (ii) which the Board of

Directors by resolution declares is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries considered as one enterprise;

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Repayment Date", when used with respect to Securities of any series the terms of which provide each Holder an option to require the Company to purchase or repay the Securities held by such Holder, means the date, if any, fixed for such purchase or repayment pursuant to this Indenture.

          "Repayment Price", when used with respect to Securities of any series the terms of which provide each Holder an option to require the Company to purchase or repay the Securities held by such Holder means the price, if any, at which such purchase or repayment is to occur pursuant to this Indenture.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means (i) any Subsidiary (x) substantially all of the property of which is located, or substantially all of the business of which is carried on, within Canada or the United States of America or its territories or possessions and (y) which owns or leases a Principal Property; and (ii) any Subsidiary engaged primarily in the business of owning or holding securities of Restricted Subsidiaries; provided, however, that the term "Restricted Subsidiary" shall not include any Subsidiary the principal assets of which are stock or indebtedness of corporations which conduct substantially all of their business outside Canada and the United States of America or its territories or possessions.

          "Sale and Leaseback Transaction" has the meaning specified in Section 1008.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Successor Corporation" has the meaning specified in Section 801.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

          "U.S. Government Obligations" has the meaning specified in Section
1604.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102.  Compliance Certificates and Opinions.


          Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.


          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders.


          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.  Notices, Etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office Attention:
     Corporate Trust Trustee Administration, 21

     West Street, 12th floor, New York, New York 10286, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.  Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 108.  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.  Governing Law.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 113. Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 Security Forms

Section 201.  Forms Generally.


          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other mark of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.  Form of Face of Security.


          [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                        .................................

                  ............................................

No. ............                                                $ ..............

          INCO LIMITED, a corporation duly organized and existing under the laws of Canada (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ..............................................., or
registered assigns, the principal sum of .................. ...................
Dollars on ........................... [If the Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from ............. or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on .......... and .............. in each year, commencing
................, at the rate of .......% per annum, until the principal hereof is paid or made available for payment [If applicable insert --, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ....% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ........ or .......... (whether or not a
Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture]. [If the Security is not to bear interest prior to Maturity, insert --. The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, upon repayment at the option of the Holder or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of .......% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ........., in such coin or currency of the
[United States of America] [other country] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          [Insert a reference to any option of the Holders to require purchase or repayment by the Company.]

          [Insert a reference to any requirement for an adjustment to the interest rate.]

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                        INCO LIMITED

                                        By .......................


                                        By .......................



Section 203.  Form of Reverse of Security.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of June 29, 1989 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $...........].

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert --
(1) on ........... in any year commencing with the year ......... and ending with the year ........ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2) at any time
[on or after ..........., 19..], as a whole or in part, at the election of the
Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ............., __%, and if redeemed] during the 12-month period beginning .............. of the years indicated,

                   Redemption                                  Redemption
Year               Price                    Year               Price
----               ----------               ----               ----------





and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption [if applicable, insert--(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture (if applicable, insert -- the securities of this series are also redeemable as set forth hereinafter.]

          [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ............. in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) net forth in the table below, and (2) at any time [on or after .........], as a whole or in part, at the election of the Company, at the
Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ......... of the years indicated,

                   Redemption Price For               Redemption Price For
                   Redemption Through                 Redemption Otherwise
                   Operation of the                   Than Through Operation
Year               Sinking Fund                       of the Sinking Fund
----               --------------------               ----------------------






and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [Notwithstanding the foregoing, the Company may not, prior to
............., redeem any Securities of this series as contemplated by clause (2)
of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ......% per annum.]

          [The sinking fund for this series provides for the redemption on
............ in each year beginning with the year ........ and ending with the year ...... of [not less than] $.............. [("mandatory sinking fund") and not more than $...........] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made -- in the inverse order in which they become due.]

          In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          [If applicable, insert reference to any other right of the Company to redeem a Security of this series.]

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

          [If applicable, insert provisions with respect to the option of Holders to require purchase or repayment of Securities of this series by the Company at the option of the Holder and the issuance of Securities in lieu of Securities purchased or repaid by the Company at the option of the Holder.]

          [If applicable, insert provisions requiring an adjustment to the interest rate in certain circumstances.]

          [If the Security is not an Original Issue Discount Security, -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          For disclosure purposes under the Interest Act (Canada), whenever in the Securities of this series or the Indenture interest at a specified rate is to be calculated on the basis of a period less than a calendar year, the yearly rate of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the relevant calendar year and divided by the number of days in such period.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $....... and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.  Form of Trustee's Certificate of Authentication.

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Trustee


                                        By____________________________
                                          Authorized Signatory


                                  ARTICLE THREE

                                 The Securities

Section 301.  Amount Unlimited; Issuable in Series.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a

Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

               (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

               (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

               (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

               (4) the date or dates on which the principal of the Securities of the series is payable;

               (5) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

               (6) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

               (7) the period or periods, if any, within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the date or dates on which, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

               (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

               (10) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States of America;

               (11) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

               (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502; and

               (13) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 302.  Denominations.

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the
absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.  Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by any one of its Chairman, President, any Executive Vice President or any Vice President, together with any one of the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

               (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

               (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

               (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.  Temporary Securities.

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 305.  Registration, Registration of Transfer and Exchange.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.  Payment of Interest; Interest Rights Preserved.

          Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall, not less than 30 days prior to the date of any proposed payment of Defaulted Interest, notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

               (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, any Paying Agent, the Security Registrar and any agent of the Company or the Trustee hereunder may treat the Person in whose name such Security is registered upon the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, nor the Trustee, nor any Paying Agent, nor the Security Registrar nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any Holder for the time being, or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

Section 309.  Cancellation.

          All Securities surrendered for payment, redemption, purchase or repayment by the Company at the option of Holders, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order, and, as directed by Company Order from time to time, the Trustee shall furnish to the Company a certificate evidencing the cancellation of cancelled Securities.

Section 310.  Computation of Interest.

          Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. For disclosure purposes under the Interest Act (Canada), whenever in this Indenture or any Securities issued hereunder interest at a specified rate is to be calculated on the basis of a period less than a calendar year, the yearly rate of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the relevant calendar year and divided by the number of days in such period.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.  Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (1) either

                    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

                    (B) all such Securities not theretofore delivered to the Trustee for cancellation

                         (i) have become due and payable, or

                         (ii) will become due and payable at their Stated
               Maturity within one year, or

                         (iii) are to be called for redemption within one year
               under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.  Application of Trust Money.

          Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    Remedies

Section 501.  Events of Default.

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

               (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

               (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 30 days; or

               (4) default in the performance, or breach, of any covenant or warranty of the Company in this

     Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company including this Indenture, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, if such indebtedness shall not have been discharged or such acceleration shall not have been rescinded or annulled within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, that if such event of default under such mortgage, indenture or instrument shall be remedied or cured by the Company or waived by the holder of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured, or waived without further action upon the part of either the Trustee or any of the Holders of Outstanding Securities; and provided further, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee assigned to its Corporate Trust Department shall have actual knowledge of such default or
     (B) the

     Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

               (6) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization or winding-up of the Company under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against the Company or any substantial part of its property, or appointing a receiver of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order or appointment unstayed, undischarged and in effect for a period of 60 days from the date thereof; or

               (7) the institution by the Company of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or the consent by it to the filing of any such petition or to the appointment of a receiver of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the Company's admitting in writing its inability to pay its debts generally as they become due or taking corporate action in furtherance of any of the aforesaid purposes; or

               (8) any other Event of Default provided with respect to Securities of that series.

Section 502.  Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

               (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                    (A) all overdue interest on all Securities of that series,

                    (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                    (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

               (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

          The Company covenants that if

               (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.  Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.  Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee under
     Section 607; and

               SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

Section 507.  Limitation on Suits.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

               (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of purchase or repayment by the Company at the option of the Holder, on the Repayment Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the

Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.  Control By Holders.

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.  Waiver of Past Defaults.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of purchase or repayment by the Company at the option of the Holder, on or after the Repayment Date).

                                   ARTICLE SIX

                                   The Trustee

Section 601.  Certain Duties and Responsibilities.

               (a)  Except during the continuance of an Event of Default,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.  Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities (including the reasonable compensation and the expenses and disbursements of its agents and counsel) which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604.  Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.  May Hold Securities.

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such money shall be paid from time to time upon receipt by the Trustee of a Company Order.

Section 607.  Compensation and Reimbursement.

          The Company agrees

               (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 608.  Disqualification; Conflicting Interests.

          (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article. The elimination of any such conflicting interest or any resignation required hereunder shall be without expense to the Company unless such conflicting interest is acquired by reason of an action on the part of the Company and not the Trustee, in which case the Company shall bear the expense.

          (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

          (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

               (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph the Indenture dated as of April 1, 1968, between the

Company and the Trustee, this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                    (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

                    (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

               (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

               (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

               (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

               (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

               (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

               (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

               (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

               (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6),
     (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

          The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

          For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

          (d) For the purposes of this Section:

               (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

               (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

               (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

               (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

               (5) The term "Company" means any obligor upon the Securities.

               (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

          (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

               (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

               (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

               (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

               (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                    (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                    (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                    (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                    (iv) securities held in escrow if placed in escrow by the issuer thereof;

               provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

               (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences or indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

Section 609.  Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.  Resignation and Removal; Appointment of Successor.


          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d) If at any time:

               (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee hall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any Series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any Series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.  Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.  Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.  Preferential Collection of Claims Against Company.

          (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

               (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

               (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

               (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

               (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

               (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

               (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

               (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

               (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

          (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

               (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

               (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

               (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

               (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

               (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

               (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

          (c) For the purposes of this Section only:

               (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

               (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture
          (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

               (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

               (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

               (5) the term "Company" means any obligor upon the Securities; and

               (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

Section 614.  Appointment of Additional Trustees.

          At any time or times, for the purpose of conforming to any legal requirements, restrictions or conditions in any jurisdiction, or if the Trustee shall deem it necessary or prudent in the interest of the Holders of Outstanding Securities so to do, the Company and the Trustee shall have the power to appoint and, upon the request of the Trustee, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of an indenture supplemental hereto and all other instruments and agreements necessary or proper
(i) to appoint one or more Persons (in this Indenture called "Additional Trustees") approved by the Trustee, either to act as co-trustee or co-trustees jointly with the Trustee or to act as separate trustee or trustees for the purpose of exercising such rights and powers as may be provided in such supplemental indenture and (ii) to vest in any Additional Trustee any right or power of the Trustee hereunder, subject to the remaining provisions of this
Section 614. Any such supplemental indenture shall include all provisions required to be included by the Trust Indenture Act of 1939 as then in effect with respect to the eligibility, qualification, rights, power, duties, obligations, liabilities and immunities of such Additional Trustee. The rights, powers, duties and obligations conferred or imposed upon the trustees or any of them shall be conferred or imposed upon and exercised or performed by the Trustee and any Additional Trustee jointly, as provided in such supplemental indenture or any such instrument and agreement, except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by the Additional Trustee. No Additional Trustee shall be given the power to authenticate Securities. In case the Company shall not have joined in the execution of such supplemental indenture or any such instruments or agreements within 15 days after the receipt by it of a written request so to do, or in case any Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

Section 701.  Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.  Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

               (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

               (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703.  Reports By Trustee.

          (a) Within 60 days after May 15 of each year commencing with the year 1990, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to:

               (1) its eligibility under Section 609 and its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

               (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

               (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

               (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

               (5) any additional issue of Securities which the Trustee has not previously reported; and

               (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

          (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.  Reports By Company.

          The Company shall:

               (1) file with the Trustee, within 15 days after the date the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.  Company May Consolidate, Etc., Only on Certain Terms.

          Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations (whether or not an Affiliate), or successive consolidations, amalgamations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Company, to any other corporation (whether or not an Affiliate) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that any such consolidation, amalgamation, merger, sale, conveyance or lease shall be upon the condition that (i) immediately after such consolidation, amalgamation, merger, sale, conveyance or lease the corporation (whether the Company or such other corporation) formed by or surviving any such consolidation, amalgamation or merger, or to which such sale, conveyance or lease shall have been made (the Successor Corporation), shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by the Company; and (ii) the due and punctual payment of the principal of and interest on all of

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the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Successor Corporation (if other than the Company).

          If, upon any such consolidation, amalgamation or merger, or upon any such sale, conveyance or lease, or upon any consolidation, amalgamation or merger of any Restricted Subsidiary, or upon the sale, conveyance or lease of all or substantially all the property of any Restricted Subsidiary to any other corporation, any Principal Property of the Company or of any Restricted Subsidiary or any shares of stock or indebtedness of any Restricted Subsidiary owned by the Company or a Restricted Subsidiary immediately prior thereto or immediately thereafter would thereupon become subject to any mortgage securing any Indebtedness, unless assumption of such mortgage would be permitted under
Section 1007 without securing the Outstanding Securities, the Company, prior to such consolidation, amalgamation, merger, sale, conveyance or lease, will secure or cause to be secured by indenture supplemental hereto, the due and punctual payment of the principal of and interest on the Securities (together with, if and to the extent the Company shall so determine, any other indebtedness or other obligation then existing or thereafter created) by a direct mortgage equally and ratably with (or prior to) any and all indebtedness and obligations secured or to be secured thereby and so long as such indebtedness is so secured.

Section 802.  Successor Corporation Substituted.

          In case of any such consolidation, amalgamation, merger, sale, conveyance or lease and upon the assumption by the Successor Corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Corporation shall succeed to and be substituted for the Company, with the same effect as if it had been the Company and the Company shall thereupon be relieved of any further obligation or liabilities hereunder or upon the Securities, and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound-up or liquidated. Such Successor Corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall certify and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for certification, and any Securities which such Successor Corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of this Indenture.

          In case of any such consolidation, amalgamation, merger, sale, conveyance or lease, or change in the name of the Company, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may, in the opinion of the Trustee, be appropriate.

          The Trustee shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, amalgamation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article 8.

                                  ARTICLE NINE

                             Supplemental Indentures

Section 901.  Supplemental Indentures Without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

               (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

               (3) to add any additional Events of Default; or

               (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

               (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

               (6) to secure the Securities pursuant to the requirements of
     Section 1007 or otherwise; or

               (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

               (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
     Section 611(b); or

               (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

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

Section 902.  Supplemental Indentures With Consent of Holders.

          With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

               (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of purchase or repayment by the Company at the option of the Holder, on or after the Repayment Date), or

               (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

               (3) modify any of the provisions of this Section, Section 513 or
     Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.  Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

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Section 906.  Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    Covenants

Section 1001.  Payment of Principal, Premium and Interest.

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.  Maintenance of Office or Agency.

          The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to Be Held in Trust.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for one year after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Corporate Existence.

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the

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conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005.  Maintenance of Properties.

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1006.  Payment of Taxes and Other Claims.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (l) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1007.  Negative Pledge.

          The Company will not, and will not permit any Restricted Subsidiary to, create or incur or assume any mortgage, hypothec, charge, pledge, lien or other security interest (each a "mortgage"), securing any indebtedness for money borrowed ("Indebtedness"), of or upon any Principal Property, or on shares of stock or indebtedness of any Restricted Subsidiary, now owned or hereafter acquired by the Company or a Restricted Subsidiary, without making effective provision, and the Company covenants that in any such case it will make or cause to be made effective provision, whereby the Outstanding Securities (together with, if and to the extent the Company shall so determine, any other indebtedness or other obligations then existing or thereafter created) shall be secured by such mortgage equally and ratably with (or prior to) any and all indebtedness and obligations secured or to be secured thereby, so long as such Indebtedness shall be so secured; provided, however, that the foregoing covenants shall not prevent, restrict or apply to any of the following:

                         (a) any mortgage on property, shares of stock or
               indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary;

                         (b) any mortgage on any Principal Property existing at
               the time of acquisition of such Principal Property by the Company or a Restricted Subsidiary, whether or not assumed by the Company or such Restricted Subsidiary; provided, however, that no such mortgage shall extend to any other Principal Property of the Company or any Restricted Subsidiary;

                         (c) any mortgage on any Principal Property (including
               any improvements on an existing Principal Property) hereafter acquired or constructed by the Company or any Restricted Subsidiary to secure the payment of all or any part of the purchase price or cost of construction of such Principal Property (or to secure any indebtedness incurred by the Company or a Restricted Subsidiary for the purpose of financing all or any part of the purchase price thereof or cost of construction thereof or of improvements thereon) created prior to, at the time of or within 90 days after the later of the acquisition, completion of construction, or commencement of full operation of such Principal Property; provided, however, that no such mortgage shall extend to any other Principal Property of the Company or a Restricted Subsidiary other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the Principal Property so constructed, or the improvement, is located;

                         (d) any mortgage on any Principal Property of any
               Restricted Subsidiary to secure Indebtedness owing by it to the Company or to a Restricted Subsidiary;

                         (e) any mortgage on any Principal Property of the
               Company or any Restricted Subsidiary in favour of (i) Canada or any Province or Territory thereof, or any political subdivision, department, agency or instrumentality of any of them; or (ii) the United States of America or any State thereof, or any political subdivision, department, agency or instrumentality of any of them, to secure partial, progress, advance or other payments to the Company or any Restricted Subsidiary pursuant to the provisions of any contract or statute;

                         (f) any mortgage on any Principal Property of the
               Company or any Restricted Subsidiary existing on the date of this Indenture;

                         (g) any mortgage on any Principal Property of the
               Company or any Restricted Subsidiary created for the sole purpose of renewing or refunding any mortgage, referred to in Section 1007(a) through (f), inclusive, above; provided, however, that the Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such renewal or refunding, and that such renewal or refunding mortgage shall be limited to all or any part of the same property and improvements thereon which secured the mortgage renewed or refunded; or

                         (h) any mortgage on any Principal Property created,
               incurred or assumed to secure Indebtedness of the Company or any Restricted Subsidiary, which would otherwise be subject to the foregoing restrictions of this Section 1007, in an aggregate amount which, together with the aggregate principal amount of other Indebtedness secured by mortgages on Principal Properties then outstanding (excluding any such Indebtedness secured by mortgages covered in Section 1007 (a) through (g), inclusive, above) and the

               Attributable Debt in respect of all Sale and Leaseback Transactions entered into after the date of this Indenture (not including Attributable Debt with respect to any such Sale and Leaseback Transactions the proceeds of which have been or will be applied in accordance with Section 1008(b)), would not at the time exceed 5% of Consolidated Net Tangible Assets.

For purposes of this Section 1007, the following shall not be deemed to be mortgages securing Indebtedness and, accordingly, nothing contained in this section shall prevent, restrict or apply to (i) any acquisition by the Company or any Restricted Subsidiary of any property or assets subject to any reservation or exception under the terms of which any vendor, lessor or assignor creates, reserves or excepts or has created, reserved or excepted an interest in nickel, copper, cobalt, precious metals, oil, gas or any other mineral or timber in place or the proceeds thereof; (ii) any conveyance or assignment under the terms of which the Company or any Restricted Subsidiary conveys or assigns to any Person or Persons an interest in nickel, copper, cobalt, precious metals, oil, gas or any other mineral or timber in place or the proceeds thereof; or
(iii) any mortgage upon any property or assets owned or leased by the Company or any Restricted Subsidiary or in which the Company or any Restricted Subsidiary owns an interest to secure to the Person or Persons paying the expenses of developing or conducting operations for the recovery, storage, transportation or sale of the mineral resources of the said property (or property with which it is unitized) the payment to such Person or Persons of the Company's or the Restricted Subsidiary's proportionate part of such development or operating expense.

Section 1008.  Limitation on Sale and Leaseback Transactions.

          The Company will not itself, and will not permit any Restricted Subsidiary to, enter into any arrangement after the date of this Indenture with any bank, insurance company or other lender or investor (other than the Company or another Restricted Subsidiary) providing for the leasing by the Company or any such Restricted Subsidiary of any Principal Property (except a lease for a temporary period not to exceed three years by the end of which it is intended that the use of such Principal Property by the lessee will be discontinued), which has been or is to be sold or transferred, more than 120 days after the later of the acquisition, completion of construction, or commencement of full operation thereof, by the Company or such Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (herein referred to as a "Sale and Leaseback Transaction") unless, either:

                         (a) immediately prior to the entering into of such
               arrangement, the Company or such Restricted Subsidiary could, pursuant to Section 1007(h), create a mortgage on such Principal Property to secure Indebtedness in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction, or

                         (b) the Company applies, within 120 days after the sale
               or transfer, an amount equal to the fair market value of the Principal Property so sold and leased back at the time of entering into such Sale and Leaseback Transaction (as determined by the Board of Directors) to the prepayment (other than mandatory prepayment) of Funded Debt of the Company or any Restricted Subsidiary (other than Funded Debt held by the Company or any Restricted Subsidiary).

Section 1009.  Statement by Officers as to Default.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1004 to 1008, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1010.  Waiver of Certain Covenants.

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1008, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.  Applicability of Article.

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.  Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103.  Selection by Trustee of Securities to Be Redeemed.

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

               (1) the Redemption Date,

               (2) the Redemption Price,

               (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

               (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

               (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

               (6) that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105.  Deposit of Redemption Price.

          One Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Section 1108.  Purchase of Securities.

          The Company shall have the right at any time and from time to time to purchase Securities in the open market or otherwise at any price.

                                 ARTICLE TWELVE

                                  Sinking Funds

Section 1201.  Applicability of Article.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.  Satisfaction of Sinking Fund Payments with Securities.

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company (a) pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series or (b) have been purchased or repaid by the Company through the exercise of an option by the Holder as provided for in the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the

Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Sinking Fund.

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                   Purchase or Repayment of Securities by the
                          Company at Option of Holders

Section 1301.  Applicability of Article.

          Securities of any series the terms of which provide to each Holder the option to require the Company to purchase or repay such Securities in certain circumstances shall, upon exercise of such option, be repayable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1302.  Notice of Repayment Date.

          Notice of any Repayment Date with respect to Securities of any series shall, unless otherwise specified by the terms of the Securities of such series, be given by the Company not less than 30 nor more than 90 days prior to such Repayment Date to each Holder of Securities of such series in accordance with
Section 106.

          Such notice shall state:

               (1) the Repayment Date;

               (2) the Repayment Price;

               (3) the place or places where, and the date by which, such Securities are to be surrendered for payment of the Repayment Price;

               (4) a description of the procedure which a Holder must follow to exercise the purchase or repayment option;

               (5) that exercise of the purchase or repayment option to elect repayment is irrevocable; and

               (6) such other information as the Company may consider appropriate for inclusion.

          No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repayment right.

Section 1303.  Deposit of Repayment Price.

          One Business Day prior to the Repayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Repayment Price of and (unless the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on all of the Securities of such series which are to be repaid on that date.

Section 1304.  Securities Payable on Repayment Date.

          Holders having duly exercised the option to require purchase or repayment by the Company on any Repayment Date as specified in the form of Security for such series as provided in Section 203, the Securities of such series so to be purchased or repaid shall, on the Repayment Date, become due and payable at the Repayment Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Repayment Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for purchase or repayment in accordance with the terms of such Security, provided the option has been duly exercised and the Security duly surrendered as specified in the form of such Security, such Security shall be paid by the Company at the Repayment Price together with accrued interest to the Repayment Date;

provided, however, that installments of interest whose Stated Maturity is on or prior to such Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security shall not be paid upon due exercise of the option and surrender thereof for purchase or repayment, the principal (and premium, if any) shall, until paid, bear interest from the Repayment Date at the rate prescribed therefor in such Security.

Section 1305.  Securities Repaid in Part.

          Any Security which by its terms may be purchased or repaid by the Company in part at the option of the Holder and which is to be purchased or repaid only in part by the Company shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unpurchased or unrepaid portion of the principal of the Security so surrendered.

                                ARTICLE FOURTEEN

                             Concerning the Holders

Section 1401.  Action by Holders.

          Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by an instrument or a number of instruments as provided in Section 104, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article Fourteen, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

Section 1402.  Proof of Record of Holders' Meeting.

          Subject to the provisions of Sections 601 and 1505, the record of any Holders' meeting shall be proved in the manner provided in Section 1506.

Section 1403.  Identification of Company-Owned Securities.

          Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities; and, subject to the provisions of Section 601, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

Section 1404.  Revocation of Consents; Future Holders Bound.

          At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 1401, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included in the Securities the Holders of which have consented to or are bound by consents to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 1402, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future holders and owners of such Security and of any Security issued on registration of transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security or such other Security.

                                 ARTICLE FIFTEEN

                                Holders' Meetings

Section 1501.  Purposes of Meetings.

          A meeting of Holders of any or all series of Securities may be called at any time and from time to time pursuant to the provisions of this Article Fifteen for any of the following purposes:

               (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders of any or all series of Securities pursuant to any of the provisions of Article Five;

               (2) to remove the Trustee and nominate a successor trustee with respect to the Securities of such series pursuant to the provisions of Article Six;

               (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 902; or

               (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of such series under any other provision of this Indenture or under applicable law.

Section 1502.  Call of Meetings By Trustee.

          The Trustee may at any time call a meeting of Holders of any or all series of Securities to take any action specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders of any series of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to all Holders of Securities of such series at their addresses as they shall appear on the Security Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

Section 1503.  Call of Meetings By Company or Holders.

          In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least 25% in aggregate principal amount of the Outstanding

Securities of any series, shall have requested the Trustee to call a meeting of the Holders of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 1501, by mailing notice thereof as provided in
Section 1502.

Section 1504.  Qualifications for Voting.

          To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Securities or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1505.  Regulations.

          Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulation, the holding of Securities shall be proved in the manner specified in
Section 1402 and the appointment of any proxy shall be proved in the manner specified in said Section 1402 or by having the signature of the Person executing the proxy witnessed or guaranteed by any bank, broker or trust company.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman and a temporary secretary of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1503, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman and a temporary secretary. A permanent chairman and a permanent secretary of the meeting shall be elected by the Persons holding or representing a majority of the Securities represented at the meeting.

          Subject to the provisions of Section 1404, at any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the permanent chairman (or the temporary chairman, if no permanent chairman shall have been elected pursuant to this Section) of the meeting to be not Outstanding. Neither the temporary chairman nor the permanent chairman of the meeting shall have a right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 1502 or 1503 may be adjourned from time to time by the Persons holding or representing a majority of the Securities represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

          At any meeting of Holders, the presence of Persons holding or representing Securities in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing a majority of the Securities represented at the meeting may adjourn such meeting with the same effect for all intents and purposes, as though a quorum had been present.

Section 1506.  Voting.

          The vote upon any resolutions submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman (or the temporary chairman, if no permanent chairman shall have been elected pursuant to Section 1505) of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the permanent secretary (or the temporary secretary, if no permanent secretary shall have been elected pursuant to Section 1505) of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the permanent secretary (or the temporary secretary, if no permanent secretary shall have been elected pursuant to Section 1505) of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 1502. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and the permanent secretary of the meeting (or if no permanent chairman and/or permanent secretary shall have been elected pursuant to Section 1505, then the temporary chairman and/or the temporary secretary, as the case may be, shall take such action) and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 1507.  No Delay of Rights By Meeting.

          Nothing in this Article Fifteen contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.

                                 ARTICLE SIXTEEN

                       Defeasance and Covenant Defeasance

Section 1601. Applicability of Article; Company Option to Effect Defeasance or Covenant Defeasance.

          The Company may at its option by Board Resolution, at any time, with respect to the Securities of any series, elect to have either Section 1602 (if applicable) or Section 1603 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Fifteen.

Section 1602.  Defeasance and Discharge.

          Upon the Company's exercise of the above option applicable to this Section with respect to Securities of any series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive solely from the trust fund described in Section 1604 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Fifteen. Subject to compliance with this Article Fifteen, the Company may exercise its option under this Section 1602 with respect to Securities of any series notwithstanding the prior exercise of its option under Section 1603 with respect to the Securities of such series.

Section 1603.  Covenant Defeasance.

          Upon the Company's exercise of the above option applicable to this Section with respect to Securities of any series, the Company shall be released from its obligations under Sections 501(5), 1004, 1005, 1006, 1007 and 1008 with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

Section 1604.  Conditions to Defeasance or Covenant Defeasance.

          The following shall be the conditions to application of either Section 1602 or Section 1603 to the Outstanding Securities of any series:

               (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or interest in accordance with the terms of this Indenture and of the Securities of such series. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian or the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt;

               (2) no Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(6) and (7) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

               (3) such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company;

               (4) such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

               (5) in the case of an election under Section 1602, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

               (6) in the case of an election under Section 1603, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

               (7) such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitation which may be imposed on the Company in connection therewith pursuant to Section 301; and

               (8) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1602 or the covenant defeasance under Section 1603 (as the case may be) have been complied with.

Section 1605. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1604 in respect of the Outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1604 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

          Anything in this Article Fifteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1604 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant de feasance .

                                ARTICLE SEVENTEEN

                            Miscellaneous Provisions

Section 1701.  Consent to Jurisdiction and Service of Process.

          The Company irrevocably submits to the jurisdiction of any New York State or Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Indenture or any Security. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in the courts of Canada (or any other courts to the jurisdiction of which the Company is subject) by a suit upon such judgment, provided that service of process is effected upon the Company in the manner specified in the following paragraph or as otherwise permitted by law; provided, however, that the Company does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of, (i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment or (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration or review of, any such judgment.

          As long as any of the Securities remain outstanding, the Company will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding arising out of or relating to the Indenture or any Security. Service of process upon such agent and written notice of such service mailed or delivered to the Company shall to the extent permitted by law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company hereby appoints Inco United States, Inc. as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at One New York Plaza, New York, New York 10004, Attention: Treasurer (or at such other address in the Borough of Manhattan, The City of New York, as the Company may designate by written notice to the Trustee).

          The Company hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraphs by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Company set forth in the first paragraph of this instrument or to any other address of which the Company shall have given written notice to the Trustee. The Company irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company.

          Nothing in this Section shall affect the right of the Trustee or any Holder to serve process in any manner permitted by law or limit the right of the Trustee to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions.

Section 1702. Indenture and Securities Solely Corporate Obligations.

          No recourse under or upon any obligation, covenant or agreement of this Indenture, any supplemental indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

Section 1703.  Execution in Counterparts.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       INCO LIMITED



                                       By /s/ Ian McDougall
                                          ----------------------
                                          Ian McDougall
                                          Chief Financial Officer

                                       By /s/ S.M. Hand
                                          ----------------------
                                          Scott M. Hand
                                          Vice-President
                                          General Counsel
                                          and Secretary

                                       THE BANK OF NEW YORK



                                       By /s/ Michael J. Guiry
                                          ----------------------
                                          Michael S. Guiry
                                          Assistant Vice-President


Attest:

/s/ Vincent P McConnell
------------------------
Vincent P. McConnell

STATE OF NEW YORK          )
                           )        SS.:
COUNTY OF NEW YORK         )


          On the 23rd day of June, 1989, before me personally came Ian McDougall, to me known, who, being by me duly sworn, did depose and say that he is Chief Financial Officer of INCO LIMITED, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                       /s/ Dyer S. Wadsworth
                                       --------------------------
                                       Notary Public

STATE OF NEW YORK          )
                           )        SS.:
COUNTY OF NEW YORK         )


          On the 23rd day of June, 1989, before me personally came Scott M. Hand, to me known, who, being by me duly sworn, did depose and say that he is Vice-President, General Counsel and Secretary of INCO LIMITED, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal, that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                       /s/ Dyer S. Wadsworth
                                       -------------------------
                                       Notary Public

STATE OF NEW YORK          )
                           )          ss.:
COUNTY OF NEW YORK         )

          On the 29th day of June, 1989, before me personally came Michael J. Guiry to me known, who, being by me duly sworn, did depose and say that he is Assistant Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                       /s/ Virginia Barazotti
                                       -------------------------
                                       Notary Public